UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2012

Beam Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9076	13-3295276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

510 Lake Cook Road

Deerfield, IL 60015

(Address of Principal Executive Offices) (Zip Code)

(847) 948-8888

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 21, 2012, Beam Inc. (the “Company”) issued and sold $300,000,000 aggregate principal amount of the Company’s 1.875% Notes due 2017 and $300,000,000 aggregate principal amount of the Company’s 3.250% Notes due 2022 in a registered public offering (the “Offering”). The Company previously disclosed the terms of the Offering in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 16, 2012, which Form 8-K is incorporated herein by reference.

Item 8.01.	Other Events.

Exhibit 5, “Opinion of Chadbourne & Parke LLP”, and Exhibit 23, “Consent of Chadbourne & Parke LLP”, in the accompanying Exhibit Index relate to the Registration Statement on Form S-3ASR (the “Registration Statement”) (Registration Statement No. 333-181026), filed by the Company with the SEC on April 27, 2012, as supplemented by the final prospectus supplement dated May 10, 2012, filed with the SEC on May 11, 2012, and are filed herewith for incorporation by reference in the Registration Statement in connection with the Offering.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

4.1	Form of Global Note for the Company’s 1.875% Notes due 2017.

4.2	Form of Global Note for the Company’s 3.250% Notes due 2022.

5	Opinion of Chadbourne & Parke LLP

23	Consent of Chadbourne & Parke LLP (contained in Exhibit 5)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAM INC. (Registrant)

Date: May 22, 2012	By	/s/ Kenton R. Rose
		Name:	Kenton R. Rose
		Title:	Senior Vice President, General Counsel and Chief Administrative Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1	Form of Global Note for the Company’s 1.875% Notes due 2017.

4.2	Form of Global Note for the Company’s 3.250% Notes due 2022.

5	Opinion of Chadbourne & Parke LLP

23	Consent of Chadbourne & Parke LLP (contained in Exhibit 5)

4